Exhibit 99.1

2 0 0 3 G U L F S O U T H B A N K C O N F E R E N C E New Orleans, Louisiana May 6, 2003

Forward Looking Statements

This presentation may contain forward looking statements within the meaning of and pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A forward looking statement encompasses any estimate, prediction, expectation, projection, opinion, anticipation, outlook or statement of belief included therein, as well as the management assumptions underlying those forward looking statements. Such statements include, but may not be limited to effects of changes in interest rates on earnings. Factors that might cause future results to differ from such forward looking statements are described in Trustmark's filings with the Securities and Exchange
Commission. Trustmark undertakes no obligation to update or revise any of this information, whether as the result of new information, future events or developments, or otherwise.

Company Vision and Mission

OUR VISION.....
is to be a premier financial services company in our marketplace.

OUR MISSION.....
is to achieve outstanding customer satisfaction by providing banking, investment and insurance solutions through superior sales and service, utilizing excellent people, teamwork and diversity, while meeting our corporate financial goals.

Trustmark is an integrated provider of banking and financial solutions:
$434 million in revenue
$121 million in net income
17.93% ROE
9.52% Equity to Assets
1.77% ROA
$1.5 billion market cap
Investment Ratings: Moody's: A3, S&P: BBB+
Proven financial results

2002 Corporate Profile

Financial Performance F I N A N C I A L P E R F O R M A N C E

Financial Performance Basic Earnings and Dividends Per Share (TABLE)

Financial Performance Return on Average Equity

Financial Performance Total Revenue ($ in thousands) $277,429 $313,810 $344,345 $357,520 $398,894 $434,056 (TABLE) 26.5% 73.5% 27.7% 72.3% 29.6% 70.4% 34.8% 33.1% 32.7% 65.2% 66.9% 67.3%

Financial Performance Efficiency Ratio

Financial Performance Credit Quality ($ in millions) Allowance for loan and lease losses (ALLL) Non-Performing Assets (NPA)

Financial Performance Net Income ($ in millions) (TABLE)

Financial Performance Return on Average Assets

Geographic Banking Franchise Total Loans as of December 31, 2002 ($ in millions) Total Loans $ 4,617 $2,215 $642 $314 $154 $1,292

Loan Composition As of December 31, 2002 ($ in millions) $285 $1,331 $924 $200 $777 $833 $163 $104 Total Loans: $ 4,617

$2,244 $665 $173 $1,604 Geographic Banking Franchise Total Deposits as of December 31, 2002 ($ in millions) Total Deposits: $ 4,686

$1,251 $942 $744 $1,749 Deposit Composition Total Deposits as of December 31, 2002 ($ in millions) Total Deposits: $ 4,686

$25.5 $50.0 $207.6 $23.5 $51.0 $14.8 $61.6 Financial Performance 2002 Revenue by Line of Business ($ in millions) Total Revenue: $434 million

Nissan selected Mississippi for $930 million manufacturing facility in November 2000;
 announced $500 million expansion in June 2002

Construction of the 400,000 unit plant, located 15 miles north of Jackson, is on schedule with production to begin in spring 2003

Full-size truck, SUV, minivan
and Altima to be produced from
3.5 million sq. ft. plant

3,000 construction workers
 employed

Plant payroll will initially be
 3,300 in 2003 before expanding
 to 5,300 in 2004

Nissan's annual payroll is an
 estimated $166 million in 2003

Nissan estimates 6 spin-off jobs
 for each job at plant (19,800 to
 31,800)

Economic Development

Nissan Motor Plant

K E Y I N I T I A T I V E S

Key Initiatives
Corporate Governance Overview

Enhanced Governance Structure

Formal Division of Boards (2)

Revised Committee Structure

Developed Board and Committee Mission Statements

Established Director Competencies and Accountabilities

Key Initiatives Corporate Governance Structure

Key Initiatives Branding

Comprehensive redesign of compensation and benefits rewards strategy

Redesign of training curriculum to include both classroom and web-based training

Significant investment in Financial Services and Leadership education programs for associates

Key Initiatives
Associate Development

Credit Process Redesign
Developed to enhance customer satisfaction, streamline credit processes, and support loan growth

Installing new consumer and business origination and underwriting systems
(B2B and Appro)

Installing new loan documentation system
(LaserPro)

Check Image Capture and Archive
Delivering check images in statements since mid 1990's

Building check image archive

Deliver check images to customer via internet banking platform in Fall 2003

Integrated Channel Delivery
Existing Internet banking package to be replaced by S1 and CheckFree; will include loan and credit card information

New platform available in Fall 2003

Key Initiatives
Technology

Completion of Chandler-Sampson Insurance Agency Merger Focused expansion program in higher growth markets Key Initiatives Mergers and Acquisitions

Financial Contacts

Zach Wasson    800-844-2000 (6816)
Executive Vice President &   601-208-6816
Chief Financial Officer   email: zwasson@trustmark.com
     fax: 601-208-7966

Joseph Rein    800-844-2000 (6898)
First Vice President   601-208-6898
Corporate Planning   email: jrein@trustmark.com
     fax: 601-208-7966